EXHIBIT 10.10

INFINERA CORPORATION

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (the “Agreement”) is made as of October 7, 2005 by and among Infinera Corporation, a Delaware corporation (the “Company”), the holders of the Company’s Series A Preferred Stock set forth on Exhibit A attached hereto (the “Series A Holders”), the holders of Series B Preferred Stock listed on Exhibit B attached hereto (the “Series B Holders”), the holders of Series C Preferred Stock listed on Exhibit C attached hereto (the “Series C Holders”), the holders of Series D Preferred Stock listed on Exhibit D attached hereto (the “Series D Holders”), the holders of Series E Preferred Stock listed on Exhibit E attached hereto (the “Series E Holders,”), the holders of Series F Preferred Stock listed on Exhibit F attached hereto (the “Series F Holders”) and the holders of Series G Preferred Stock listed on Exhibit G attached hereto (the “Series G Holders,” and together with the Series A Holders, Series B Holders, Series C Holders, Series D Holders, Series E Holders and Series F Holders, the “Investors”), and Jagdeep Singh, Drew Perkins and David Welch, herein referred to as the “Founders.”

RECITALS

A. The Company, the Founders, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders and the Series F Holders have previously entered into an Amended and Restated Investors’ Rights Agreement dated as of June 10, 2005 (the “Prior Rights Agreement”), pursuant to which the Company granted the Founders, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders and the Series F Holders certain rights.

B. The Company and the Series G Holders have entered into a Series G Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith pursuant to which the Company desires to sell to the Series G Holders and the Series G Holders desire to purchase from the Company shares of the Company’s Series G Preferred Stock. A condition to the Series G Holders’ obligations under the Purchase Agreement is that the Company, the Founders and the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders and the Series F Holders enter into this Agreement in order to provide the Series G Holders with the rights contained herein. The Company and the Founders desire to induce the Series G Holders to purchase shares of Series G Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth herein.

C. The Company, the Founders, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders and the Series F Holders each desire to amend and restate the Prior Rights Agreement to add the Series G Holders as parties to this Agreement and make certain other changes.

AGREEMENT

The parties hereby agree as follows:

Amendments of Prior Rights Agreement; Waiver of Right of First Offer.

Effective and contingent upon execution of this Agreement by the Company and the holders of a majority of the Registrable Securities, as that term is defined in the Prior Rights Agreement, the Prior Rights Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company, the Founders, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders, the Series F Holders and the Series G Holders hereby agree to be bound by the provisions hereof as the sole agreement of the Company, the Founders, the Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders and the Series F Holders with respect to registration rights of the Company’s securities and certain other rights, as set forth herein.

The Series A Holders, the Series B Holders, the Series C Holders, the Series D Holders, the Series E Holders, the Series F Holders and the Series B Major Investor hereby waive the Right of First Offer, including the notice requirements, set forth in the Prior Rights Agreement with respect to the issuance of Series G Preferred Stock.

1. Registration Rights. The Company and the Investors covenant and agree as follows:

1.1 Definitions. For purposes of this Section 1:

(a) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement or document;

(b) The term “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock or Series G Preferred Stock held by a Series A Holder, Series B Holder, Series C Holder, Series D Holder, Series E Holder, Series F Holder or Series G Holder, as the case may be, other than shares for which registration rights have terminated pursuant to Section 1.15 hereof, (ii) the shares of Common Stock issued to the Founders (the “Founders’ Stock”), provided, however, that for the purposes of Section 1.2, 1.4 or 1.13 the Founders’ Stock shall not be deemed Registrable Securities and the Founders shall not be deemed Holders, and (iii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i) or (ii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or

(B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(c) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

(d) The term “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement;

(e) The term “Form S-3” means such form under the Securities Act as is in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Securities Exchange Act of 1934;

(f) The term “SEC” means the Securities and Exchange Commission;

(g) The term “Qualified IPO” means a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement under the Securities Act, which results in aggregate cash proceeds to the Company of $30,000,000 (net of underwriting discounts and commissions.

1.2 Request for Registration.

(a) If the Company shall receive at any time after the earlier of (i) June 10, 2010, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), a written request from the Holders of forty percent (40%) of the Registrable Securities then outstanding that the Company file a registration statement under the Securities Act covering the registration of at least forty percent (40%) of the Registrable Securities then outstanding, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), use its best efforts to effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.4.

(b) If the Holders initiating the registration request hereunder (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all such Holders, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each such Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) After the Company has effected one (1) registration pursuant to this Section 1.2 and such registration has been declared or ordered effective;

(ii) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iii) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 1.4 below.

1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act or a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company in accordance with Section 3.4, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

1.4 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of not less than twenty percent (20%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $5,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 1.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or (vi) during the period ending one hundred eighty (180) days after the effective date of a registration statement subject to Section 1.3.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, keep such registration statement effective for a period of one hundred twenty (120) days. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for a period of one hundred twenty (120) days.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for one hundred twenty (120) days.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 1.2(a) or subsection 1.4(b)(ii), whichever is applicable.

1.7 Expenses of Registration.

(a) Demand Registration; Form S-3 Registration. All expenses other than underwriting discounts, taxes and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2 and 1.4, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders (which shall not exceed $30,000) selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition or business of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

(b) Company Registration. All expenses other than underwriting discounts, taxes and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders (which shall not exceed $30,000) selected by them with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included or (ii) any securities held by the Founders be included if any securities held by any selling Holder are excluded. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling stockholder,” and any pro-rata reduction with respect to such “selling stockholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling stockholder,” as defined in this sentence.

1.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any final prospectus contained therein or any post-effective amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person or if the Holder fails to deliver the final prospectus or any post-effective amendment or supplement thereof.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that in no event shall any indemnity under this subsection 1.10(b) exceed the net proceeds from the offering received by such Holder, except in the case of fraud by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

(d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by a Holder under this Subsection 1.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to (i) a transferee or assignee who, after such assignment or transfer, holds at least 500,000 shares of such securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), (ii) a transferee or assignee of all of such Registrable Securities held by such transferring Holder, if less than 500,000 shares, or (iii) a partner or affiliate of the transferring Holder, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 1.

1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company (a) to include such securities in any registration filed under Section 1.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

1.14 Lock-Up Agreement.

(a) Lock-Up Period; Agreement. Subject to the limitations set forth in Section 1.14(b) and in connection with any initial public offering and upon request of the underwriters managing any initial public offering, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, however or whenever acquired (other than those included in the registration or acquired on the open market after an initial public offering) without the prior written consent of the underwriters for such period of time (not to exceed 180 days) from the effective date of the registration of an initial public offering as may be requested by such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of an initial public offering.

(b) Limitations. The obligations described in Section 1.14(a) shall apply only if all officers and directors of the Company and holders of three percent (3%) or more of the Company’s outstanding capital stock enter into similar agreements, and shall not apply to a registration relating solely to employee benefit plans, or to a registration relating solely to a transaction pursuant to Rule 145 under the Securities Act.

(c) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 1.14(a)).

(d) Transferees Bound. Each Holder agrees that it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of this Section 1.14.

1.15 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) five (5) years following the consummation of a Qualified IPO, (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares during a three (3)-month period without registration, provided that such Holder owns less than one percent (1%) of the Company’s outstanding capital stock or (iii) upon termination of the entire Agreement as provided in Section 3.1.

2. Covenants of the Company.

2.1 Delivery of Financial Statements. The Company shall deliver to each holder of at least 850,000 shares of Preferred Stock (other than a holder reasonably deemed by the Company to be a competitor of the Company):

(a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

(b) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(c) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, all in reasonable detail; and

(d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget (including a comparison to the financial statements) and business plan for the next fiscal year, prepared on a monthly basis, and, as soon as prepared, any other budgets or revised budgets prepared by the Company, all in reasonable detail.

2.2 Inspection. The Company shall permit each holder of at least 850,000 shares of Preferred Stock (except for a holder reasonably deemed by the Company to be a competitor of the Company), at such holder’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the holder; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

2.3 Right of First Offer. Subject to the terms and conditions specified in this Section 2.3, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). A “Major Investor” shall mean any person who holds at least 850,000 shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and/or Series G Preferred Stock, each as adjusted for any recapitalizations, stock combinations, stock dividends, stock splits and the like. For purposes of this Section 2.3, Major Investor includes any general partners and affiliates of a Major Investor. A Major Investor who chooses to exercise the right of first offer may designate as purchasers under such right itself or its partners or affiliates in such proportions as it deems appropriate.

Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice by certified mail (“Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, (iii) the price and terms, if any, upon which it proposes to offer such Shares and (iv) the closing date or dates that such Shares are to be offered.

(b) Within 15 calendar days after delivery of the Notice, the Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of Preferred Stock (on an as converted basis) issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all outstanding convertible or exercisable securities) (“Allocated Amount”).

(c) Each Major Investor who holds at least 2,750,000 shares of Series B Preferred Stock (“Series B Major Investor”) shall have the right to purchase 1.25 times its Allocated Amount (the “Increase Right”), provided that in the event the Company permits a Major Investor to increase its Allocated Amount, each Series B Major Investor’s Allocated Amount shall be similarly increased by the same percentage and each Series B Major Investor shall then have the right to purchase 1.25 times the increased Allocated Amount. The Increase Right shall terminate on the earlier of: (i) a Qualified IPO, (ii) a Change of Control (as defined below), or (iii) for each Series B Major Investor, when such Series B Major Investor has exercised its Increase Right in an equity financing with proceeds to the Company in an amount equal to or greater than the proceeds received by the Company from the sale of shares of Series B Preferred Stock (an “Equity Financing”), provided, that the Increase Right shall not terminate with respect to a Series B Major Investor if the Company specifically requests such Series B Major Investor to exercise its Increase Right in an Equity Financing.

(d) The purchase of either the Allocated Amount or the Increase Right, as the case may be, shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder. The Company shall promptly, in writing, inform each Major Investor that purchases its Allocated Amount or the Increase Right, as the case may be (each, a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the ten (10)-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held by all Fully-Exercising Investors. Notwithstanding the foregoing, no Fully-Exercising Investor shall be entitled to purchase Shares available pursuant to an unexercised Increase Right.

(e) The Company may, during the 45-day period following the expiration of the period provided in subsection 2.3(d) hereof, offer the remaining unsubscribed portion of the Shares (other than those Shares available pursuant to an unexercised Increase Right) to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(f) The right of first offer in this paragraph 2.3 shall not be applicable to (i) Common Stock issued pursuant to stock dividends, stock splits or similar transactions, as described in Section 4(d)(ii) of the Amended and Restated Certificate of Incorporation of the Company; (ii) shares of Common Stock (or options to purchase shares of Common Stock) issuable or issued to employees, consultants or directors of the Company, provided that such issuance is approved by the Board of Directors of the Company (or a committee of the Board of Directors), and shares of Common Stock (or options to purchase shares of Common Stock) issuable or issued to employees, consultants or directors of the Company pursuant to a stock option plan or restricted stock plan, provided that the stock option plan or restricted stock plan is unanimously approved by the Board of Directors of the Company (or a committee of the Board of Directors); (iii) capital stock, or options or warrants to purchase capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by the Board of Directors of the Company; (iv) shares of Common Stock or Preferred Stock issuable upon exercise of warrants, notes or other rights to acquire securities of the Company outstanding as of the date of the Amended and Restated Certificate of Incorporation of the Company; (v) capital stock or warrants or options to purchase capital stock issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by the Board of Directors of the Company, including the director elected by the holders of Series A Preferred Stock; (vi) shares of Common Stock issued or issuable upon conversion of Preferred Stock; (vii) shares of Common Stock issued or issuable in a public offering prior to or in connection with which all outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock will be converted to Common Stock; (viii) capital stock or warrants or options to purchase capital stock issued or issuable to an entity primarily for purposes other than raising capital as an integral component of any business relationship with such entity also involving a material marketing, distribution, product development, supply and/or technology licensing arrangement approved by the Board of Directors of the Company, including the director elected by the holders of Series A Preferred Stock; (ix) capital stock issued in any other transaction in which the Board of Directors unanimously excludes such issuance from the definition of Additional Stock set forth in the Company’s Amended and Restated Certificate of Incorporation, but if and only if such revised definition applies equally to all holders of Preferred Stock; and (x) any and all authorized shares of Series E Preferred Stock. In addition to the foregoing, the right of first offer in this paragraph 2.3 shall not be applicable with respect to any Major Investor and any subsequent securities issuance, if (i) at the time of such subsequent securities issuance, the Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act and (ii) such subsequent securities issuance is otherwise being offered only to accredited investors.

2.4 Employees’ Vesting Schedule. Absent unanimous approval by the Board of Directors (or a committee of the Board of Directors), all stock and stock equivalents issued to employees, directors, consultants and other service providers shall have a vesting schedule over four years at the rate of  1/4th of the shares after one year and 1/48th per month thereafter and shall contain a repurchase option providing that upon termination of the employment of the stockholder, with or without cause, the Company or its assignee shall have the option to repurchase at cost any unvested shares held by such stockholder.

2.5 Expenses of Directors. The Company shall reimburse the reasonable out-of-pocket expenses of each director of the Company’s Board of Directors who is not an employee of the Company, which expenses are incurred to attend each meeting of the Company’s Board of Directors (or any committee thereof) and other meetings or events attended on behalf of the Company.

2.6 Assignment of Right of First Refusal. In the event the Company elects not to exercise any right of first refusal or right of first offer the Company may have on a proposed transfer of any of the Company’s outstanding capital stock pursuant to the Company’s charter documents, by contract or otherwise, the Company shall, to the extent it may do so subject to the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated of even date herewith, entered into by and among the Company and certain investors, assign such right of first refusal or right of first offer to each Major Investor. In the event of such assignment, each Major Investor shall have a right to purchase its pro rata portion of the capital stock proposed to be transferred. Each Major Investor’s pro rata portion shall be equal to the product obtained by multiplying (i) the aggregate number of shares proposed to be transferred by (ii) a fraction, the numerator of which is the number of shares of Registrable Securities held by such Major Investor at the time of the proposed transfer and the denominator of which is the total number of shares of Registrable Securities owned by all Major Investors at the time of such proposed transfer.

2.7 Directors’ Liability and Indemnification. The Company’s Amended and Restated Certificate of Incorporation and Bylaws shall provide (a) for elimination of the liability of director to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

2.8 Initial Public Offering Shares Purchase.

(a) Grant of Right. In connection with the first offering of the Company’s shares of Common Stock in a Qualified IPO, to the extent such offering occurs twelve (12) months after the date hereof, the Company shall attempt in good faith to cause the managing underwriter(s) (the “Managing Underwriter”) of the Qualified IPO to offer to each of the Major Investors, the right to purchase in the Qualified IPO, at the offering price per share and upon the same terms and conditions which such shares of Common Stock are offered to the public in the Qualified IPO, a portion of 5% of the shares issued under a “friends and family” or “directed shares” program (the “Qualified IPO Shares”) which equals the proportion that the number of shares of Preferred Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Preferred Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by all Major Investors (the “Qualified IPO Pro Rata Portion”). To the extent the Company is able to cause the Managing Underwriter to make this offer available to the Major Investors, it is hereinafter referred to as the “Qualified IPO Right.”

(b) Initial Qualified IPO Notice. Subject to the availability of the Qualified IPO Right, within five days after the Company’s red herring preliminary prospectus is first distributed to investors in connection with the Qualified IPO, the Company shall cause the Managing Underwriter to deliver written notice (the “Initial Qualified IPO Notice”) to each Major Investor stating the Qualified IPO Pro Rata Portion available to each Major Investor in terms of dollars.

(c) Initial Election Notice. Within five days after receipt of the Qualified IPO Notice, each Major Investor desiring to purchase all or a portion of its Qualified IPO Pro Rata Portion in the Qualified IPO shall deliver written notice to the Managing Underwriter and the Company (the “Initial Election Notice”) indicating the amount of such Major Investor’s Qualified IPO Pro Rata Portion in terms of dollars that the Major Investor desires to purchase in the Qualified IPO.

(d) Additional Allocation Shares. Each Major Investor that elected in its Initial Election Notice to purchase its full Qualified IPO Pro Rata Portion (a “Fully-Exercising Preferred Holder”) shall have the right to purchase in the Qualified IPO that portion (each Fully-Exercising Preferred Holder’s “Additional Qualified IPO Pro Rata Portion”) of the Qualified IPO Shares for which the Major Investors were entitled to subscribe but were not subscribed for by such Major Investors (the “Unexercised Qualified IPO Shares”) which equals the proportion that the number of shares of Preferred Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Major Investor bears to the total number of shares of Preferred Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by all Fully-Exercising Preferred Holders.

(e) Additional Qualified IPO Notice. The Company shall cause the Managing Underwriter to promptly deliver written notice (the “Additional Qualified IPO Notice”) to each Fully-Exercising Preferred Holder stating such Fully-Exercising Preferred Holder’s Additional Qualified IPO Pro Rata Portion in terms of dollars.

(f) Additional Election Notice. Within three days after receipt of the Additional Qualified IPO Notice, each Fully-Exercising Preferred Holder desiring to purchase all or a portion of its Additional Qualified IPO Pro Rata Portion in the Qualified IPO shall deliver written notice to the Managing Underwriter and the Company indicating the amount of such Fully-Exercising Preferred Holder’s Additional Pro Rata Portion in terms of dollars that the Fully-Exercising Preferred Holder desires to purchase in the Qualified IPO.

(g) Sale of Qualified IPO Shares by the Company. The Company shall have the right to sell to the public (or other “friends and family”) in the Qualified IPO all Qualified IPO Shares not elected to be purchased pursuant to this Section 2.8.

(h) Securities Law Compliance. Notwithstanding anything to the contrary contained in this Section 2.8, all action taken pursuant to this Section 2.8 shall be made in accordance with all federal and state securities laws, including, without limitation, Rule 134 of the Securities Act and all applicable rules and regulations promulgated by the National Association of Securities Dealers, Inc. and other such self-regulating organizations. This arrangement between the Company and each Major Investor is not an offer to sell or a solicitation of an offer to buy the Qualified IPO Shares, and any decision any Major Investor makes with respect to the Qualified IPO Shares shall be made only after delivery of the “red herring prospectus” related to the Qualified IPO and shall be made in compliance with all securities laws and regulations. Each Major Investor also understands that the provisions of Section 16 of the Exchange Act and other statutory and regulatory provisions may limit such investor’s ability to resell the Qualified IPO Shares. The Company shall be relieved of any obligations under this Section 2.8 if (a) regulatory authorities continue to object to the provisions of this Section 2.8 after full discussion and negotiation with the Company and its legal counsel; (b) regulatory authorities allow the Company to fulfill its obligations under this Section 2.8 only on the condition that rescission rights or other extraordinary liability will be assumed by the Company or the underwriters; or (c) the resolution with regulatory authorities relating to this arrangement would delay the Qualified IPO beyond delays caused by other comments from regulatory authorities, provided that the Company has used its good faith efforts to timely resolve any regulatory issues that arise in connection with this arrangement. Nothing in this Section 2.8 obligates the Company to make a registered public offering of its shares and this Section 2.8 applies only to the Company’s Qualified IPO, if and when one occurs.

(i) Further Assurances. In connection with any potential purchase under this Section 2.8, each of the Major Investors agrees to take all actions that the Company or its counsel reasonably deems necessary, appropriate or desirable in connection with such potential purchase.

2.9 Termination of Covenants.

(a) The covenants set forth in Sections 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7 shall terminate as to each Holder and be of no further force or effect the earlier to occur of one of the following events: (i) when the Company first becomes subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act (including immediately prior to the consummation of a Qualified IPO) or (ii) when the Company shall sell, convey, or otherwise dispose of all or substantially all of its property or business or merge with or into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or enter into a similar transaction or series of related transactions in which the holders of the Company’s outstanding voting stock immediately before such merger, consolidation or transaction or series of related transactions do not, immediately after such merger, consolidation or transaction or series of related transactions, retain stock representing a majority of the voting power of the surviving entity (or its parent entity if the surviving entity is wholly owned by the parent entity) in substantially the same relative percentage held immediately prior to such transaction or series of related transactions other than an equity financing in which the Company is the surviving corporation (a “Change of Control”).

(b) The covenant set forth in Section 2.8 shall terminate as to each Investor and be of no further force or effect the earlier to occur of one of the following events: (i) immediately following the consummation of a Qualified IPO, or (ii) upon the consummation of a Change of Control.

3. Miscellaneous.

3.1 Successors and Assigns. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties (including transferees of any of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock or any Common Stock issued upon conversion thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2 Amendments and Waivers. Any term of this Agreement except Section 2.3 and Section 2.6 may be amended or waived only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, not including the Founders’ Stock; provided that if such amendment has the effect of affecting the Founders’ Stock (i) in a manner materially different than securities issued to the Investors and (ii) in a manner materially adverse to the interests of the holders of the Founders’ Stock, then such amendment shall require the consent of the holder or holders of a majority of the Founders’ Stock. Section 2.3 and Section 2.6 (except Section 2.3(c)) may only be amended with the written consent of the Company and a majority of the Preferred Stock held by Major Investors. Section 2.3(c) may only be amended with the written consent of the Company and the Series B Major Investor. Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company for the sole purpose of including additional purchasers of Series G Preferred Stock as “Investors” and “Holders.” Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to the Agreement, whether or not such party has signed such amendment or waiver, each future holder of all such Registrable Securities, and the Company.

3.3 Notices. Unless otherwise provided, any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth on Exhibit A hereto or as subsequently modified by written notice.

3.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

3.5 Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

3.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.7 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.8 Aggregation of Stock. All shares of the Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

3.9 Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

3.10 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

3.11 Joinder Agreement. The Company may (without the consent of the Investors) enter into a Joinder Agreement for the purpose of adding additional purchasers of Series G Preferred Stock of the Company to become a party to this Agreement.

[Signature Page Follows]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

COMPANY:

INFINERA CORPORATION

By:	/s/ Jagdeep Singh
Jagdeep Singh, President

Address:	1322 Bordeaux Drive
Sunnyvale, CA 95122

Fax:	(408) 572-5343

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

FOUNDER:

/s/ Drew Perkins
Drew Perkins

FOUNDER:

/s/ Jagdeep Singh
Jagdeep Singh

FOUNDER:

/s/ David Welch
David Welch

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

DAVID WELCH

/s/ David Welch

SINGH FAMILY TRUST U/D/T DATED OCTOBER 3, 1996

By:	/s/ Jagdeep Singh

BENCHMARK CAPITAL PARTNERS IV, L.P. as nominee for

Benchmark Capital Partners IV, L.P.

Benchmark Founders’ Fund IV, L.P.

Benchmark Founders’ Fund IV-A, L.P.

Benchmark Founders’ Fund IV-B, L.P.

and related individuals

By: Benchmark Capital Management Co. IV, L.L.C.
Its General Partner

By:	/s/ [Illegible]
Managing Member

RWI VENTURES I, L.P.

By:	RWI Ventures I, LLC

By:	/s/ William R. Baumel
Title:	Managing Member

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

ARGONAUT HOLDINGS L.L.C.

By:	Argonaut Private Equity L.L.C.
Its:	Manager

By:	/s/ Jason Martin
Name:	Jason Martin
Title:	Managing Director

JAFCO TECHNOLOGY PARTNERS

By:	/s/ H. Joseph Horowitz
Name:	H. Joseph Horowitz
Title:	Managing General Partner

DREW D. PERKINS TRUST-1999 UDT, DATED DECEMBER 21, 1999

By:	/s/ Drew D. Perkins
Name:	Drew D. Perkins
Title:	Trustee

SUTTER HILL VENTURES A California Limited Partnership

By:	/s/ James N. White
Name:	James N. White
Title:	Managing Director of the General Partner

SUTTER HILL ENTREPRENEURS FUND (AI), L.P.

By:	/s/ James N. White
Name:	James N. White
Title:	Managing Director of the General Partner

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

SUTTER HILL ENTREPRENEURS FUND (QP), L.P.

By:	/s/ James N. White
Name:	James N. White
Title:	Managing Director of the General Partner

CRYSTAL INTERNET VENTURE FUND II (BVI), L.P.

By:	/s/ Daniel Kellogg
Name:	Daniel Kellogg
Title:	VP

CRYSTAL INTERNET VENTURE FUND II (BVI), CRYTSAL VISION, L.P.

By:	/s/ Daniel Kellogg
Name:	Daniel Kellogg
Title:	VP

MANITOU VENTURES I, L.P.

By:	/s/ Christopher Wadsworth
Name:	Christopher Wadsworth
Title:	Managing Member, Manitou Venture Management I, L.L.C., Its General Partner

HOCKENHEIM INVESTEMENT PTE LTD

By:	/s/ Alvin Fong
Name:	Alvin Fong
Title:	Authorized Signatory

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

CHRISTOPHER C. LIOU

/s/ Christopher C. Liou

KPCB HOLDINGS, INC., AS NOMINEE

By:	/s/ Vinod Khosla
Name:	Vinod Khosla

CYPRESS SEMICONDUCTOR CORPORATION

By:	/s/ T.J. Rodgers
Name:	T.J. Rodgers
Title:	President and CEO

WORLDVIEW TECHNOLOGY PARTNERS IV, L.P.

By:	Worldview Capital IV, L.P., its General Partner
By:	Worldview Equity I, L.L.C., its General Partner

By:	/s/ Mike Orsak
Title:	Member

WORLDVIEW TECHNOLOGY INTERNATIONAL IV, L.P.

By:	Worldview Capital IV, L.P., its General Partner
By:	Worldview Equity I, L.L.C., its General Partner

By:	/s/ Mike Orsak
Title:	Member

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

WORLDVIEW STRATEGIC PARTNERS IV, L.P.

By:	Worldview Capital IV, L.P., its General Partner
By:	Worldview Equity I, L.L.C., its General Partner

By:	/s/ Mike Orsak
Title:	Member

WELCH GROUP

By:	/s/ David Welch

SEI PRIVATE HERITAGE TRUST COMPANY, TRUSTEE OF THE WELCH FAMILY HERITAGE TRUST DATED 9/24/01

By:	/s/ Brett G. Chesman
Name:	Brett G. Chesman
Title:	Vice President

VENROCK ASSOCIATES
by a General Partner

VENROCK ASSOCIATES III, L.P.
By its General Partner, Venrock Management III LLC

VENROCK ENTREPRENEURS FUND III, L.P.
By its General Partner, VEF Management III LLC

By:	/s/ Anthony Sun
Name:	Anthony Sun
Title:	As a General Partner or Member

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

MOBIUS TECHNOLOGY VENTURES VI L.P.

By:	Mobius VI LLC
Its:	General Partner

By:	/s/ Jason Mendelson
Its:	Managing Member

SOFTBANK U.S. VENTURES FUND VI L.P.

By:	Mobius VI LLC
Its:	General Partner

By:	/s/ Jason Mendelson
Its:	Managing Member

MOBIUS TECHNOLOGY VENTURES ADVISORS FUND VI L.P.

By:	Mobius VI LLC
Its:	General Partner

By:	/s/ Jason Mendelson
Its:	Managing Member

MOBIUS TECHNOLOGY VENTURES SIDE FUND VI L.P.

By:	Mobius VI LLC
Its:	General Partner

By:	/s/ Jason Mendelson
Its:	Managing Member

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first above written.

INVESTORS:

ACCEL VIII L.P.

By:	Accel VIII Associates L.L.C.
Its:	General Partner

By:	/s/ Tracy L. Sedlock
Title:	Attorney in Fact

ACCEL INTERNET FUND IV L.P.

By:	Accel VIII Associates L.L.C.
Its:	General Partner

By:	/s/ Tracy L. Sedlock
Title:	Attorney in Fact

ACCEL INVESTORS 2000 L.L.C.

By:	/s/ Tracy L. Sedlock
Name:	Tracy L. Sedlock
Title:	Attorney in Fact

EXHIBIT A

SERIES A HOLDERS

Name/Address	Name/Address
KPCB Holdings, Inc. 2750 Sand Hill Road Menlo Park, CA 94025	Arabinda Chakrabarti

Benchmark Capital Partners IV, L.P. 2480 Sand Hill Road Suite 200 Menlo Park, CA 94025	Craig & Antoinette Chiovate

DLJ Capital Corp. 42nd Floor 277 Park Avenue New York, NY 10172	Daniel R. Cohen

Sprout IX Plan Investors, L.P. 42nd Floor 277 Park Avenue New York, NY 10172	John Leong, Trustee of Richards/Leong Family Trust Dated 3/23/2000

Sprout Entrepreneurs Fund, L.P. 42nd Floor 277 Park Avenue New York, NY 10172	Michael Russo

Sprout Capital IX, L.P. 42nd Floor 277 Park Avenue New York, NY 10172	Michael R. Flicker

Accel VIII L.P. 428 University Avenue Palo Alto, CA 94301	Randall N. Longfield

Accel Internet Fund IV L.P. 428 University Avenue Palo Alto, CA 94301	Jeffrey K. White

Accel Investors 2000 L.L.C. 428 University Avenue Palo Alto, CA 94301	Lisa M. Clark

CommVest Partners II Company 20 William Street Wellesley, MA 02481	Steve Waldbusser

Name/Address	Name/Address
Venture Lending and Leasing III, LLC 2010 North First Street Suite 310 San Jose, CA 95131	Kristin G. Butler

Jagdeep Singh	John E. Miller

The Welch Family Trust, Dated 4/3/96	Michael I. Green

Andrew Fraley	Michael Grant Watters and Terri Lynn Watters, Trustees of the Watters Family Trust U/D/T dated December 17, 1999

Koji Morihiro	Regner Lopez

Edmund S. Ruffin, Jr.	Vaughn Wahl

Elizabeth R. Harrison	Ching-yun Yin

E. Saunders Ruffin	Pradeep Sinha

R. Harrison Ruffin	Jan C. Lukens

VLG Investments LLC c/o Heller Ehrman Venture Law Group 2775 Sand Hill Road Menlo Park, CA 94025	Christopher C. Liou

VLG Associates 2000 c/o Heller Ehrman Venture Law Group 2775 Sand Hill Road Menlo Park, CA 94025	W. Salvagno Private Equity Mgmt LLP 1058 Mangrove, Suite 2 Chico, CA 95926

Gretchen Knoell	Joy & Devadutta S. Laskar

Takeshi Mori	Jan C. Lukens

The Cross Family Trust, Dated May 7, 1999	F & W Investments LLC c/o Fenwick & West LLP Two Palo Alto Square Palo Alto, CA 94306

Mark Shafir	Ellen Yin

Adam Wenzel	Kenneth Yin

Jim & Debra Gazis

EXHIBIT B

SERIES B HOLDERS

Name/Address	Name/Address
Worldview Technology Partners IV, L.P. 435 Tasso Street Suite 120 Palo Alto, CA 94301	Venrock Associates 2494 Sand Hill Road, Suite 200 Menlo Park, CA 94025

Worldview Technology International IV, L.P. 435 Tasso Street Suite 120 Palo Alto, CA 94301	Venrock Entrepreneurs Fund III, L.P. 2494 Sand Hill Road, Suite 200 Menlo Park, CA 94025

Worldview Strategic Partners IV, L.P. 435 Tasso Street Suite 120 Palo Alto, CA 94301	Venrock Associates III, L.P. 2494 Sand Hill Road, Suite 200 Menlo Park, CA 94025

Juniper Networks, Inc. 1194 No. Mathilda Avenue Sunnyvale, CA 94089	Cypress Semiconductor Corporation 101 Nicholson Lane San Jose, CA 95134

Applied Materials Ventures I, L.P. 1142 Crane Street Suite 4 Menlo Park, CA 94025	Thurman J. Rodgers c/o Cypress Semiconductor Corporation 101 Nicholson Lane San Jose, CA 95134

Accel VIII, L.P. 428 University Avenue Palo Alto, CA 94301	Costella Kirsch Venture Partners I, L.P. 201 N. First Street Suite 310 San Jose, CA 95131

Accel Internet Fund IV L.P. 428 University Avenue Palo Alto, CA 94301	Venture Lending & Leasing III, Inc. 201 N. First Street Suite 310 San Jose, CA 95131

Accel Investors 2000 L.L.C. 428 University Avenue Palo Alto, CA 94301

EXHIBIT C

SERIES C HOLDERS

Name/Address	Name/Address
Sutter Hill Ventures, A California Limited Partnership 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	Vitesse Semiconductor Corporation 741 Calle Plano Camarillo, CA 93012

Sutter Hill Entrepreneurs Fund (AI), L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	NewVista Capital Fund L. P. 161 East Evelyn Avenue Mountain View, CA 94041

Sutter Hill Entrepreneurs Fund (QP), L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	GC&H Investments One Maritime Plaza, 20th Floor San Francisco, CA 94111

David L. Anderson, Trustee, The Anderson Living Trust, U/A/D 1/22/98	The Board of Trustees of the Leland Stanford Junior University-LSVF 2770 Sand Hill Road Menlo Park, CA 94025

Anvest, L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	Agilent Technologies, Inc. 395 Page Mill Road, MS A3-10 Palo Alto, CA 94306

G. Leonard Baker, Jr.	Hockenheim Investment Pte Ltd 168 Robinson Road #37-01 Capital Tower, Singapore 068912

Saunders Holdings, L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	Crystal Internet Venture Fund II (BVI), L.P. 100 Hamilton Avenue, Suite 115 Palo Alto, CA 94301

William H. Younger, Jr., Trustee, The Younger Living Trust, U/A/D 1/20/95	Crystal Internet Venture Fund II (BVI), Crystal Vision, L.P. 100 Hamilton Avenue, Suite 115 Palo Alto, CA 94301

Tench Coxe and Simone Otus, Co-Trustees, The Coxe/Otus Revocable Trust, U/A/D 4/23/98	Applied Materials Ventures I, L.P. 1142 Crane Street, Suite 4 Menlo Park, California 94025

James C. Gaither	Wells Fargo Bank, Trustee SHV M/P/T FBO Lynne M. Brown (a/c # 10219701) 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

Gregory P. and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement Dated 2/24/99	Wells Fargo Bank, Trustee SHV M/P/T FBO Sherryl W. Hossack 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

Name/Address	Name/Address
David E. Sweet	Wells Fargo Bank, Trustee SHV M/P/T FBO David E. Sweet 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

Lynne M. Brown	Wells Fargo Bank, Trustee SHV M/P/T FBO William H. Younger, Jr. 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

Patricia Tom	Wells Fargo Bank, Trustee SHV M/P/T FBO Lynne M. Brown 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

Jeffrey W. Bird, Trustee, The Jeffrey W. Bird and Christina R. Bird Trust Agreement Dated 10/31/2000	Wells Fargo Bank, Trustee SHV M/P/T FBO James N. White 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

Yin Family Trust Dated March 1, 1997

EXHIBIT D

SERIES D HOLDERS

Name/Address	Name/Address
Mobius Technology Ventures VI L.P. Two Palo Alto Square, Suite 500 3000 El Camino Real Palo Alto, CA 94306	T. J. Rodgers c/o Cypress Semiconductor Corporation 101 Nicholson Lane San Jose, CA 95134

SOFTBANK U.S. Ventures Fund VI L.P. Two Palo Alto Square, Suite 500 3000 El Camino Real Palo Alto, CA 94306	Juniper Networks, Inc. 1194 N. Mathilda Avenue Sunnyvale, CA 94089

Mobius Technology Ventures Advisors Fund VI L.P. Two Palo Alto Square, Suite 500 3000 El Camino Real Palo Alto, CA 94306	Applied Materials Ventures I, L.P. 1142 Crane Street, Suite 4 Menlo Park, California 94025

Mobius Technology Ventures Side Fund VI L.P. Two Palo Alto Square, Suite 500 3000 El Camino Real Palo Alto, CA 94306	Cypress Semiconductor Corporation 101 Nicholson Lane San Jose, CA 95134

KPCB Holdings, Inc. 2750 Sand Hill Road Menlo Park, CA 94025	Venture Lending & Leasing III, LLC 2010 N. First Street Suite 310 San Jose, CA 95131

Benchmark Capital Partners IV, L.P. 2480 Sand Hill Road Suite 200 Menlo Park, CA 94025	Costella Kirsch Venture Partners I, L.P. 2010 N. First Street Suite 310 San Jose, CA 95131

Venrock Associates III, L.P. 2494 Sand Hill Road, Suite 200 Menlo Park, CA 94025	CommVest Partners II Company 432 Cherry Street West Newton, MA 02462

Venrock Associates 2494 Sand Hill Road, Suite 200 Menlo Park, CA 94025	Hiroyoshi Usada

Venrock Entrepreneur Fund III, L.P. 2494 Sand Hill Road, Suite 200 Menlo Park, CA 94025	Vitesse Semiconductor Corporation Attn: Manager of Legal Relations 741 Calle Plano Camarillo, CA 93012

DLJ Capital Corp. 42nd Floor 277 Park Avenue New York, NY 10172	NewVista Capital Fund L. P. 161 East Evelyn Avenue Mountain View, CA 94041

Name/Address	Name/Address
Sprout IX Plan Investors, L.P. 42nd Floor 277 Park Avenue New York, NY 10172	GC&H Investments One Maritime Plaza, 20th Floor San Francisco, CA 94111

Sprout Entrepreneurs Fund, L.P. 42nd Floor 277 Park Avenue New York, NY 10172	GC&H Investments, LLC One Maritime Plaza, 20th Floor San Francisco, CA 94111

Sprout Capital IX, L.P. 42nd Floor 277 Park Avenue New York, NY 10172	The Board of Trustees of the Leland Stanford Junior University-LSVF 2770 Sand Hill Road Menlo Park, CA 94025

Accel VIII L.P. 428 University Avenue Palo Alto, CA 94301	Agilent Technologies, Inc. 395 Page Mill Road, MS A3-10 Palo Alto, CA 94306

Accel Internet Fund IV L.P. 428 University Avenue Palo Alto, CA 94301	Hockenheim Investment Pte Ltd. (Singapore) 168 Robinson Road #37-01 Capital Tower, Singapore 068912

Accel Investors 2000 L.L.C. 428 University Avenue Palo Alto, CA 94301	Crystal Internet Venture Fund II (BVI), L.P. 100 Hamilton Avenue, Suite 115 Palo Alto, CA 94301

Worldview Technology Partners IV, L.P. 435 Tasso Street Suite 120 Palo Alto, CA 94301	Crystal Internet Venture Fund II (BVI), Crystal Vision, L.P. 100 Hamilton Avenue, Suite 115 Palo Alto, CA 94301

Worldview Technology International IV, L.P. 435 Tasso Street Suite 120 Palo Alto, CA 94301	Christopher C. Liou

Worldview Strategic Partners IV, L.P. 435 Tasso Street Suite 120 Palo Alto, CA 94301	Gretchen Knoell

Sutter Hill Ventures, A California Limited Partnership 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	Takeshi Mori

Sutter Hill Entrepreneurs Fund (AI), L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	The Cross Family Trust

Name/Address	Name/Address
Sutter Hill Entrepreneurs Fund (QP), L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	Mark Shafir

David L. Anderson, Trustee, The Anderson Living Trust, U/A/D 1/22/98	Adam Wenzel

ANVEST, L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	Joy & Devadutta S. Laskar

G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of the Baker Revocable Trust U/A/D 2/3/2003	Arabinda Chakrabarti

Saunders Holdings, L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	Craig & Antoinnette Chiovatero

Tench Coxe and Simone Otus Coxe, Co-Trustees, The Coxe Revocable Trust, U/A/D 4/23/98	Daniel R. Cohen

James C. Gaither	John Leong, Trustee of Richards/Leong Family Trust Dated 3/23/2000

Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement Dated 2/24/99	Michael Russo

James N. White, Trustee Sierra Trust U/A/D 12/16/1997	Michael R. Flicker

James N. White and Patricia A. O’Brien as Trustees of the White Family Trust Dated 4/3/97	Randall N. Longfield

Jeffrey W. Bird and Christina R. Bird, as Trustees of Jeffrey W. and Christinia R. Bird Trust Agreement Dated 10/31/2000	Jeffrey K. White

Ronald Daniel Bernal and Pamela Mayer Bernal as Trustees of Bernal Family Trust U/D/T 11/3/1995	Lisa M. Clark

Patricia Tom	Steve Waldbusser

Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO Lynne M. Brown 420 Montgomery Street, 2nd Floor San Francisco, CA 94104	John E. Miller

Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO Sherryl W. Hossack 420 Montgomery Street, 2nd Floor San Francisco, CA 94104	Michael I. Green

Name/Address	Name/Address
Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO David E. Sweet (Rollover) 420 Montgomery Street, 2nd Floor San Francisco, CA 94104	Michael Grant Watters and Terri Lynn Watters Trustees of the Watters Family Trust U/D/T dated December 17, 1999

Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO William H. Younger, Jr. 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

Wells Fargo Bank, Trustee SHV Profit Sharing Plan FBO Robert Yin 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

Singh Family Trust U/D/T dated 10/3/96

LRFA, LLC

Drew D. Perkins Trust-1999 UDT Dated December 21, 1999	E. Saunders Ruffin

Andrew Fraley	Elizabeth R. Harrison

Kristin G. Butler	R. Harrison Ruffin

Jan C. Lukens	MOST No. 4 Fund c/o Korea Technology Investment Corp. 29th Floor Dongbu Financial Center 891-10, Daechi-dong, Gangnam-Gu Seoul 135-280, KOREA

Kenneth Yin	MIC2001-13 KTIC No. 17 Investment Fund c/o Korea Technology Investment Corp. 29th Floor Dongbu Financial Center 891-10, Daechi-dong, Gangnam-Gu Seoul 135-280, KOREA

F & W Investments LLC c/o Fenwick & West LLP 801 California Street Mountain View, CA 94041	Paul M. Fernes

VLG Investments LLC c/o Venture Law Group 2775 Sand Hill Road Menlo Park, CA 94025	JAFCO Technology Partners, L.P. 505 Hamilton Avenue, Suite 310 Palo Alto, CA 94301

Name/Address	Name/Address
VLG Associates 2000 c/o Venture Law Group 2775 Sand Hill Road Menlo Park, CA 94025	E.Saunders Ruffin

Edmund S. Ruffin, Jr.	Ontario Teachers’ Pension Plan Board 5650 Yonge Street Toronto, ON CANADA M2m 4H5

Ching-Yun Yin	McQuillan Family Trust LLC Kevin McQuillan, Trustee

Ellen Yin	John Cadeddu

Argonaut Holdings LLC 6733 South Yale Tulsa, OK 74136	RWI Group IV, LP 835 Page Mill Road Palo Alto, CA 94303-1011

Manitou Ventures I, L.P. Old Engine Co. No. 2 460 Bush Street, Second Floor San Francisco, CA 94108	Hikotaro Masunga

Yuki Akaba

EXHIBIT E

SERIES E HOLDERS

Name/Address	Name/Address
Mobius Technology Ventures VI L.P. Two Palo Alto Square, Suite 500 3000 El Camino Real Palo Alto, CA 94306	JAFCO Technology Partners, L.P. 505 Hamilton Avenue, Suite 310 Palo Alto, CA 94301

SOFTBANK U.S. Ventures Fund VI L.P. Two Palo Alto Square, Suite 500 3000 El Camino Real Palo Alto, CA 94306	RWI Group IV, LP 835 Page Mill Road Palo Alto, CA 94303-1011

Mobius Technology Ventures Advisors Fund VI L.P. Two Palo Alto Square, Suite 500 3000 El Camino Real Palo Alto, CA 94306	Argonaut Holdings LLC 6733 South Yale Tulsa, OK 74136

Mobius Technology Ventures Side Fund VI L.P. Two Palo Alto Square, Suite 500 3000 El Camino Real Palo Alto, CA 94306	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Sherryl W. Hossack 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

KPCB Holdings, Inc. 2750 Sand Hill Road Menlo Park, CA 94025	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Ronald D. Bernal 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

Benchmark Capital Partners IV, L.P. 2480 Sand Hill Road Suite 200 Menlo Park, CA 94025	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

Venrock Associates III, L.P. 2494 Sand Hill Road, Suite 200 Menlo Park, CA 94025	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Lynne M. Brown (Rollover) 420 Montgomery Street, 2nd Floor San Francisco, CA 94104

Venrock Associates 2494 Sand Hill Road, Suite 200 Menlo Park, CA 94025	William H. Younger, Trustee of The Younger Living Trust U/A/D 1/20/95

Venrock Entrepreneur Fund III, L.P. 2494 Sand Hill Road, Suite 200 Menlo Park, CA 94025	Singh Family Trust U/D/T dated 10/3/96

Accel VIII L.P. 428 University Avenue Palo Alto, CA 94301	LRFA, LLC

Name/Address	Name/Address
Accel Internet Fund IV L.P. 428 University Avenue Palo Alto, CA 94301	Drew D. Perkins Trust-1999 UDT Dated December 21, 1999

Accel Investors 2000 L.L.C. 428 University Avenue Palo Alto, CA 94301	Tench Coxe and Simone Otus Coxe, Co-Trustees, The Coxe Revocable Trust, U/A/D 4/23/98

Worldview Technology Partners IV, L.P. 435 Tasso Street Suite 120 Palo Alto, CA 94301	James C. Gaither

Worldview Technology International IV, L.P. 435 Tasso Street Suite 120 Palo Alto, CA 94301	Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement Dated 2/24/99

Worldview Strategic Partners IV, L.P. 435 Tasso Street Suite 120 Palo Alto, CA 94301	James N. White, Trustee Sierra Trust U/A/D 12/16/1997

Sutter Hill Ventures, A California Limited Partnership 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	James N. White and Patricia A. O’Brien as Trustees of the White Family Trust Dated 4/3/97

Sutter Hill Entrepreneurs Fund (AI), L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	Jeffrey W. Bird and Christina R. Bird, as Trustees of Jeffrey W. and Christinia R. Bird Trust Agreement Dated 10/31/2000

Sutter Hill Entrepreneurs Fund (QP), L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	David E. Sweet and Robin T. Sweet as Trustees of The David and Robin Sweet Living Trust Dated 7/6/04

David L. Anderson, Trustee, The Anderson Living Trust, U/A/D 1/22/98	Patricia Tom

ANVEST, L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005	Saunders Holdings, L.P. 755 Page Mill Road, Suite A-200 Palo Alto, CA 94304-1005

UTStarcom, Inc. 1275 Harbor Bay Parkway Alameda, CA 94502	ITOCHU TECHNO-SCIENCE Corporation 1-11-5 Fujimi, Chiyoda-ku Tokyo 102-8166 JAPAN

EXHIBIT F

SERIES F HOLDERS

Name/Address	Name/Address
Level 3 Communications, Inc. 1025 Eldorado Blvd. Broomfield, Colorado 80021	Michael Matthys

EXHIBIT G

SERIES G HOLDERS

Name/Address
Advanced Equities Investments XXVII, LLC Advanced Equities, Inc. 311 S. Wacker Drive, Suite 1650 Chicago, Illinois 60606

DeVries Family Trust U/D/T 10/10/00

Four Score Investments LLC P.O. Box 707 Springdale, AR 72765

John H. Harris & Sharon K. Harris, Trustees, Harris Family 1998 Trust, DTD 10/1/98

Timothy R. Mullen

Randolph Associates c/o Kirkland & Ellis LLP 200 E. Randolph Dr. Chicago, IL 60601

Technology Ventures 5 Norman Ct. Burr Ridge, IL 60527

INFINERA CORPORATION

JOINDER AGREEMENT TO

SERIES G AGREEMENTS

This Joinder Agreement to Series G Agreements (as defined below) is made as of November 17, 2005 (the “Joinder Agreement”), by and between the investor signing this Joinder Agreement (the “Investor”) and Infinera Corporation, a Delaware corporation (the “Company”). Capitalized terms not herein defined shall have the meaning set forth in the Series G Purchase Agreement (defined below). The Investor and the Company hereby agree as follows:

1. Investor agrees to purchase shares of the Company’s Series G Preferred Stock pursuant to the Series G Preferred Stock Purchase Agreement dated as of October 7, 2005, by and between the Company and the Investors listed on Exhibit A thereto (the “Series G Purchase Agreement”).

2. Investor and the Company hereby agree that, pursuant to the Closing conditions set out in Sections 4 and 5 of the Series G Purchase Agreement, as of the date written above, Investor shall also become a party to the following agreements (the “Series G Agreements”) and shall be bound by all of the terms and provisions of such agreements as though Investor was an original party thereto and was included in the definition of “Investor” as used therein:

•	Amended and Restated Investors’ Rights Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein;

•	Amended and Restated Voting Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein; and

•	Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein.

3. This Joinder Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

LAKE MICHIGAN INVESTMENTS, LLC

By:	/s/ Robert Harmon
Name:	Robert Harmon
Title:	Member / Manager

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:	/s/ Jagdeep Singh
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Dwight Badger
Name:	Dwight Badger
Title:	Manager of Advanced Equities
Investments XXVII, LLC,
on behalf of the entity

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Dwight Badger
Name:	Dwight Badger
Title:	Manager of Advanced Equities
Investments XXVIII, LLC,
on behalf of the entity

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

APPLIED MATERIALS, INC.

By:	/s/ George S. Davis
Name:	George S. Davis
Title:	Group Vice President

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ D.T. Shipp
Name:	D. Tim Shipp
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

HS PARTNER HOLDINGS III, LP

By:	/s/ Thomas Ricks
Name:	Thomas Ricks
Title:	Chief Investment Officer

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ John B. Berding
Name:	John Bernard Berding
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Thomas J. Dattilo, CPA
Name:	Thomas J. Dattilo
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ William Effler
Name:	William Effler
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Chester Eng
Name:	Chester Eng
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

GREAT AMERICAN INSURANCE COMPANY

By:	/s/ Eve Cutler Rosen
Name:	Eve Cutler Rosen
Title:	Senior Vice President

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

GREAT AMERICAN LIFE INSURANCE COMPANY

By:	/s/ Mark F. Muething
Name:	Mark F. Muething
Title:	Executive Vice President

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ William P. Hogan
Name:	William P. Hogan
Title:	SVP-AMMC

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Rodger M. Miller
Name:	Rodger M. Miller
Title:	N/A

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:	/s/ Jagdeep Singh
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

NATIONAL TECHNOLOGY ENTERPRISE COMPANY

By:	/s/ Adnan Al-Sultan
Name:	Dr. Adnan Al-Sultan
Title:	VC & MD

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Joanne B. Schubert
Name:	Joanne B. Schubert
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

LIBERTYVIEW FUNDS, LP

By:	/s/ Steven S. Rogers
Name:	Steven S. Rogers
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:	/s/ Jagdeep Singh
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

[Illegible]

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:	/s/ Jagdeep Singh
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

LIBERTYVIEW SPECIAL OPPORTUNITIES FUND, LP

By:	/s/ Steven S. Rogers
Name:	Steven S. Rogers
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

TECHNOLOGY VENTURES, LLC

By:	/s/ Robert E. Dods
Name:	Robert E. Dods
Title:	Manager

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

JH INVESTMENT PARTNERS

By:	/s/ James Hutchings
Name:	James Hutchings
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

LONGBOW HOLDING CO., LLC

By:	/s/ Spencer P. Eccles
Name:	Spencer P. Eccles
Title:	Manager

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

UNIVERSITÉ OPPORTUNITY AFFILIATES FUND

By:	/s/ James Hutchings
Name:	James Hutchings
Title:	Member Director

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

UNIVERSITÉ OPPORTUNITY PARTNERSHIP

By:	/s/ James Hutchings
Name:	James Hutchings
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

INFINERA CORPORATION

JOINDER AGREEMENT TO

SERIES G AGREEMENTS

This Joinder Agreement to Series G Agreements (as defined below) is made as of December 29, 2005 (the “Joinder Agreement”), by and between the investor signing this Joinder Agreement (the “Investor”) and Infinera Corporation, a Delaware corporation (the “Company”). Capitalized terms not herein defined shall have the meaning set forth in the Series G Purchase Agreement (defined below). The Investor and the Company hereby agree as follows:

3. Investor agrees to purchase shares of the Company’s Series G Preferred Stock pursuant to the Series G Preferred Stock Purchase Agreement dated as of October 7, 2005, by and between the Company and the Investors listed on Exhibit A thereto (the “Series G Purchase Agreement”).

4. Investor and the Company hereby agree that, pursuant to the Closing conditions set out in Sections 4 and 5 of the Series G Purchase Agreement, as of the date written above, Investor shall also become a party to the following agreements (the “Series G Agreements”) and shall be bound by all of the terms and provisions of such agreements as though Investor was an original party thereto and was included in the definition of “Investor” as used therein:

•	Amended and Restated Investors’ Rights Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein;

•	Amended and Restated Voting Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein; and

•	Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein.

3. This Joinder Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

LAKE MICHIGAN INVESTMENTS, LLC

By:	/s/ Robert Harmon
Name:	Robert Harmon
Title:	Member / Manager

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

GREGORY H. SACHS, AS TRUSTEE OF THE GREGORY H. SACHS REVOCABLE TRUST, UNDER DECLARATION OF TRUST DATED APRIL 24, 1998, AS AMENDED AND RESTATED

By:	/s/ Gregory H. Sachs
Name:	Gregory H. Sachs
Title:	Trustee

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

COMMERCIAL BANK OF KUWAIT

By:	/s/ Jamal Al-Mutawa
Name:	Jamal Al-Mutawa
Title:	CGM & CEO

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

MINER FAMILY TRUST DTD 9/12/05

By:	/s/ John H.F. Miner
Name:	John H.F. Miner
Title:	Trustee

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Clinton Toms Nealy III
Name:	Clinton Toms Nealy III
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Preet Kapoor Shiv Kapoor
Name:	Preet Kapoor / Shiv Kapoor
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ John P. Roediger
Name:	John P. Roediger
Title:	Managing Director

[SIGNATURE PAGE TO JOINDER AGREEMENT]

INFINERA CORPORATION

JOINDER AGREEMENT TO

SERIES G AGREEMENTS

This Joinder Agreement to Series G Agreements (as defined below) is made as of January 31, 2006 (the “Joinder Agreement”), by and between the investor signing this Joinder Agreement (the “Investor”) and Infinera Corporation, a Delaware corporation (the “Company”). Capitalized terms not herein defined shall have the meaning set forth in the Series G Purchase Agreement (defined below). The Investor and the Company hereby agree as follows:

5. Investor agrees to purchase shares of the Company’s Series G Preferred Stock pursuant to the Series G Preferred Stock Purchase Agreement dated as of October 7, 2005, by and between the Company and the Investors listed on Exhibit A thereto (the “Series G Purchase Agreement”).

6. Investor and the Company hereby agree that, pursuant to the Closing conditions set out in Sections 4 and 5 of the Series G Purchase Agreement, as of the date written above, Investor shall also become a party to the following agreements (the “Series G Agreements”) and shall be bound by all of the terms and provisions of such agreements as though Investor was an original party thereto and was included in the definition of “Investor” as used therein:

•	Amended and Restated Investors’ Rights Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein;

•	Amended and Restated Voting Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein; and

•	Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein.

3. This Joinder Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

LAKE MICHIGAN INVESTMENTS, LLC

By:	/s/ Robert Harmon
Name:	Robert Harmon
Title:	Member / Manager

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

RWI VENTURES I, L.P.

By: RWI Ventures I, LLC

By:	/s/ William R. Baumel
Name:	William R. Baumel
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Marc Weiss
Name:	Marc Weiss
Title:	CIO Openfield Capital

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ James Stableford
Name:	James Stableford
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

LEGACY PRIVATE TECHNOLOGY PARTNERS, LTD.

By:	/s/ Gary E. Hippenstiel
Name:	Gary E. Hippenstiel
Title:	Chief Investment Officer
Legacy Trust Company, N.A.

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Michael J. Sandifer
Name:	Michael J. Sandifer
Title:	Trustee, Michael J. Sandifer, Trust

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

M. Griffin

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Francois J. Bitz
Name:	Francois J. Bitz
Title:	Individual

[SIGNATURE PAGE TO JOINDER AGREEMENT]

INFINERA CORPORATION

JOINDER AGREEMENT TO

SERIES G AGREEMENTS

This Joinder Agreement to Series G Agreements (as defined below) is made as of March 31, 2006 (the “Joinder Agreement”), by and between the investor signing this Joinder Agreement (the “Investor”) and Infinera Corporation, a Delaware corporation (the “Company”). Capitalized terms not herein defined shall have the meaning set forth in the Series G Purchase Agreement (defined below). The Investor and the Company hereby agree as follows:

7. Investor agrees to purchase shares of the Company’s Series G Preferred Stock pursuant to the Series G Preferred Stock Purchase Agreement dated as of October 7, 2005, by and between the Company and the Investors listed on Exhibit A thereto (the “Series G Purchase Agreement”).

8. Investor and the Company hereby agree that, pursuant to the Closing conditions set out in Sections 4 and 5 of the Series G Purchase Agreement, as of the date written above, Investor shall also become a party to the following agreements (the “Series G Agreements”) and shall be bound by all of the terms and provisions of such agreements as though Investor was an original party thereto and was included in the definition of “Investor” as used therein:

•	Amended and Restated Investors’ Rights Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein;

•	Amended and Restated Voting Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein; and

•	Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein.

3. This Joinder Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:	/s/ Jagdeep Singh
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

RWI VENTURES I, L.P.

By: RWI Ventures I, LLC

By:	/s/ William R. Baumel
Name:	William R. Baumel
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

HS PARTNERS HOLDINGS III, LP

By:	/s/ Michael Schulman
Name:	Michael Schulman
Title:	Manager

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

FI 2006 VENTURE INVESTMENTS I, LLC

By:	/s/ Dwight Badger
Name:	Dwight Badger
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:	/s/ Jagdeep Singh
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

CLEF FUND II, L.P.

By: Context HFA, L.P. its General Partner

By: Context Capital Partners LP, its General Partner

By: RB CCP Holdings, LLC, its General Partner

By:	/s/ Robert J. Biscardi
Name:	Robert J. Biscardi
Title:	Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Eric Cooper
Name:	Eric Cooper
Title:	General Partner
Cooper-Siegel Family Partners

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Robert D. Sansom
Name:	Robert D. Sansom
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

INFINERA CORPORATION

JOINDER AGREEMENT TO

SERIES G AGREEMENTS

This Joinder Agreement to Series G Agreements (as defined below) is made as of May 9, 2006 (the “Joinder Agreement”), by and between the investor signing this Joinder Agreement (the “Investor”) and Infinera Corporation, a Delaware corporation (the “Company”). Capitalized terms not herein defined shall have the meaning set forth in the Series G Purchase Agreement (defined below). The Investor and the Company hereby agree as follows:

9. Investor agrees to purchase shares of the Company’s Series G Preferred Stock pursuant to the Series G Preferred Stock Purchase Agreement dated as of May 9, 2005, by and between the Company and the Investors listed on Exhibit A thereto (the “Series G Purchase Agreement”).

10. Investor and the Company hereby agree that, pursuant to the Closing conditions set out in Sections 4 and 5 of the Series G Purchase Agreement, as of the date written above, Investor shall also become a party to the following agreements (the “Series G Agreements”) and shall be bound by all of the terms and provisions of such agreements as though Investor was an original party thereto and was included in the definition of “Investor” as used therein:

•	Amended and Restated Investors’ Rights Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein;

•	Amended and Restated Voting Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein; and

•	Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein.

3. This Joinder Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:	/s/ Jagdeep Singh
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Damon John Ennis
Name:	Damon John Ennis
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Mark Lottor
Name:	Mark Lottor
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Takeshi Mori
Name:	Takeshi Mori
Title:	Managing Member
ADS-ZenShin I-Investment L.P.
its General Partner
JAPAN GATE FUND, LLC

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

LEGACY PRIVATE TECHNOLOGY PARTNERS, LTD.

By:	/s/ Gary E. Hippenstiel
Name:	Gary E. Hippenstiel
Title:	Chief Investment Officer
Legacy Trust Company N.A.

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

MICHAEL J. SANDIFER TRUST

By:	/s/ Michael J. Sandifer
Name:	Michael J. Sandifer
Title:	Trustee

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

BURSE TRUST C/O ROBERT GRIFFIN PENSION OPEN FUND

By:	/s/ R.M. Griffin
Name:	R.M. Griffin
Title:	Beneficiary

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Marc Weiss
Name:	Marc Weiss
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Ruffin B. Cordell
Name:	Ruffin B. Cordell
Title:	Principal / Individual

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Michael D. Cooper
Name:	Michael D. Cooper
Title:	Primary Trustee and Grantor
MICHAEL D. COOPER TRUST DATED
APRIL 21, 2006

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Lonny J. Orona
Name:	Lonny J. Orona
Title:	V.P. Service & Support
Infinera

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Michael O. McCarthy Jennifer McCarthy
Name:	Michael O. McCarthy & Jennifer McCarthy
Title:	JTWROS

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:
INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Gary D. Gregorich
Name:	Gary D. Gregorich
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Guy Riska
Name:	Guy Riska
Title:	Individual

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ P. Noorosij
Name:	P. Noorosij
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Michael McGurk
Name:	Michael McGurk
Title:	Partner

/s/ Cassandra McGurk
Cassandra McGurk

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Paul Giegerich
Name:	Paul Giegerich
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Marc R. Paul
Name:	Marc R. Paul
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

Robert T. Cooper
By:	/s/ Natalie J. Cooper
Name:	Robert T. Cooper
Title:
Name:	Natalie J. Cooper

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Louis Mettler
Name:	Louis Mettler
Title:	Individual

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

AEI 2006 VENTURE INVESTMENT I, LLC

By:	/s/ Dwight Badger
Name:	Dwight Badger
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

AEI TRILOGY FUND I, LLC

By:	/s/ Dwight Badger
Name:	Dwight Badger
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

ADVANCED EQUITIES INVESTMENTS XXVII, LLC

By:	/s/ Dwight Badger
Name:	Dwight Badger
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

ADVANCED EQUITIES INVESTMENTS XXXI, LLC

By:	/s/ Dwight Badger
Name:	Dwight Badger
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ John Bernard Berding
Name:	John B. Berding
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

BLADE VENTURES

By:	/s/ Craig S. Gunther
Name:	Craig S. Gunther
Title:	President, Blade Capital Management, LLC,
G.P. of Blade Ventures, L.P.

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

CORAL’S MOMENTUM FUND, LIMITED PARTNERSHIP

By: Coral’s Momentum Fund Management
Partners, LLC
Its: General Partner

By:	/s/ Todd Ortberg
Name:	Todd Ortberg
Title:	Member

By:	/s/ Mark C. Headrick
Name:	Mark C. Headrick
Title:	Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

CORAL’S MOMENTUM FUND, LIMITED PARTNERSHIP

By: Coral’s Momentum Fund Management
Partners, LLC
Its: General Partner

By:	/s/ Todd Ortberg
Name:	Todd Ortberg
Title:	Member

By:	/s/ Mark C. Headrick
Name:	Mark C. Headrick
Title:	Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

RICHARD A. FORSYTHE REVOCABLE TRUST, DTD 1/22/85

By:	/s/ Richard A. Forsythe
Name:	Richard A. Forsythe
Title:	Trustee

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

GREAT AMERICAN INSURANCE CO.

By:	/s/ Ronald C. Hayes
Name:	Ronald C. Hayes
Title:	Asst. Vice President

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

GREAT AMERICAN LIFE INSURANCE COMPANY

By:	/s/ Mark F. Muething
Name:	Mark F. Muething
Title:	Executive Vice President

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ William P. Hogan
Name:	William P. Hogan
Title:	SVP, A.M.M.C.

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

HUITUNG INVESTMENTS (BVI) LTD.

By:	/s/ Tsui-Hui Huang
Name:	Tsui-Hui Huang
Title:	President

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Rodger M. Miller
Name:	Rodger M. Miller
Title:	N/A

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

NORTHWEST XII LATE STATE PRIVATE EQUITY LLC

By:	/s/ Justin Shelby
Name:	Justin Shelby
Title:	VP

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

RANDOLPH ASSOCIATES

By:	/s/ Matthew Steinmer
Name:	Matthew Steinmer
Title:	Its General Partner

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

CAPITAL VENTURES INTERNATIONAL

By:	Heights Capital Management, Inc.
its authorized agent

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

LAKE MICHIGAN INVESTMENT IV, LLC

By:	/s/ Robert Haveman
Name:	Robert Haveman
Title:	Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Andrew Cader
Name:	Andrew Cader
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

INFINERA CORPORATION

JOINDER AGREEMENT TO

SERIES G AGREEMENTS

This Joinder Agreement to Series G Agreements (as defined below) is made as of June 30, 2006 (the “Joinder Agreement”), by and between the investor signing this Joinder Agreement (the “Investor”) and Infinera Corporation, a Delaware corporation (the “Company”). Capitalized terms not herein defined shall have the meaning set forth in the Series G Purchase Agreement (defined below). The Investor and the Company hereby agree as follows:

11. Investor agrees to purchase shares of the Company’s Series G Preferred Stock pursuant to the Series G Preferred Stock Purchase Agreement dated as of May 9, 2006, by and between the Company and the Investors listed on Exhibit A thereto, as amended on June 30, 2006 (the “Series G Purchase Agreement”).

12. Investor and the Company hereby agree that, pursuant to the Closing conditions set out in Sections 4 and 5 of the Series G Purchase Agreement, as of the date written above, Investor shall also become a party to the following agreements (the “Series G Agreements”) and shall be bound by all of the terms and provisions of such agreements as though Investor was an original party thereto and was included in the definition of “Investor” as used therein:

•	Amended and Restated Investors’ Rights Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein;

•	Amended and Restated Voting Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein; and

•	Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of October 7, 2005, by and between the Company and the investors named therein.

3. This Joinder Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Signature Page Follows]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:	/s/ Jagdeep Singh
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:
Name:
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:	/s/ Jagdeep Singh
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

SINGH FAMILY TRUST, UDT OCT. 3, 1996

By:	/s/ Jagdeep Singh
Name:	Jagdeep Singh
Title:	Trustee

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

LREA, LLC

By:	/s/ David Welch
Name:	David Welch
Title:	President

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Hugh Martin
Name:	Hugh Martin
Title:	Hugh Martin and Moira Cullen Martin, trustees
of the HMCM Trust U/T/A October 14, 1992

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

RICHARD M. LUCAS FOUNDATION

By:	/s/ Donald L. Lucas
Name:	Donald L. Lucas
Title:	Chairman

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

DONALD L. & LYGIA S. LUCAS TRUST DTD 12-3-84

By:	/s/ Donald L. Lucas
Name:	Donald L. Lucas
Title:	Trustee

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

BRENDAN JOSEPH CASSIN AND ISABEL B. CASSIN TRUSTEES OF THE CASSIN FAMILY TRUST U/D/T DATED JANUARY 31, 1996

By:	/s/ B.J. Cassin
Name:	B.J. Cassin
Title:	Trustee

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

RY HOLDINGS INC.

By:	/s/ Rick Yan
Name:	Rick Yan
Title:	Sole Director

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Dwight O. Badger
Name:	Dwight O. Badger
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Norman K. Ty
Name:	Norman K. Ty
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

RWI VENTURES I, L.P.

By: RWI Ventures I, LLC

By:	/s/ William R. Baumel
Name:	William R. Baumel
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

RWI VENTURES II, L.P.

By: RWI Ventures II, LLC

By:	/s/ William R. Baumel
Name:	William R. Baumel
Title:	Managing Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

KPCB HOLDINGS, INC.

By:	/s/ John Denniston
Name:	John Denniston
Title:	President

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Arthur E. Nicholas
Name:	Arthur E. Nicholas
Title:	Member, CAN LLC

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Ken Goldman
Name:	Ken Goldman
Title:	Trustee, Goldman-Valerate Family Trust u/a/d 11/15/95

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

DONALD L. LUCAS PROFIT-SHARING TRUST

By:	/s/ Donald L. Lucas
Name:	Donald L. Lucas
Title:	Successor Ttee

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

TETON CAPITAL COMPANY

By:	/s/ Donald L. Lucas
Name:	Donald L. Lucas
Title:	General Partner

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

CASSIN EDUCATIONAL INITIATIVE FOUNDATION

By:	/s/ B.J. Cassin
Name:	Brendan Joseph Cassin
Title:	President

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Drew D. Perkins Ellen Sanders Perkins
Name:	Drew D. Perkins Ellen Sanders Perkins
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Keith Daubsuspeck
Name:	Keith Daubsuspeck
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

CAPITAL VENTURES INTERNATIONAL

By: Heights Capital Management, Inc. its authorized agent

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

CORAL’S MOMENTUM FUND, LIMITED PARTNERSHIP

By: Coral’s Momentum Fund Management Partners
Its: General Partner

By:	/s/ Mark C. Headrick
Name:	Mark C. Headrick
Title:	Member

By:	/s/ Todd Ortberg
Name:	Todd Ortberg
Title:	Member

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ Tim Mullen
Name:	Tim Mullen
Title:	N/A

[SIGNATURE PAGE TO JOINDER AGREEMENT]

The parties have executed this Joinder Agreement as of the date first written above.

COMPANY:

INFINERA CORPORATION

By:
Jagdeep Singh, President

Address: 1322 Bordeaux Drive
Sunnyvale, CA 95122

INVESTOR:

By:	/s/ John R. Eaton
Name:	John R. Eaton
Title:	Vice President, Corporate Development

[SIGNATURE PAGE TO JOINDER AGREEMENT]